UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Knight-Swift Grants Equity Awards and Increases Base Salary of Certain Named Executive Officers
On November 4, 2025, the Compensation Committee of the Board of Directors (the "Board") approved equity awards to be granted on November 28, 2025 to the named executive officers of Knight-Swift Transportation Holdings Inc. ("the Company"), including performance based stock units ("PRSUs"), representing 60% of the total equity award, and restricted stock unit awards ("RSUs"), representing 40% of the total equity award, under our Second Amended and Restated 2014 Omnibus Incentive Plan (the "Omnibus Plan").
The PRSU awards were based on PRSU compensation targets established by the Compensation Committee, after taking into account competitive compensation factors, divided by the closing price of the Company’s common stock on the November 28, 2025 grant date. The actual number of shares of the Company’s common stock issued to participants will vary based on the Company’s performance targets for a defined performance period against the objective performance metrics established by the Compensation Committee. The performance period runs from January 1, 2026, through December 31, 2028.
The PRSU awards will consist of two performance groups. Performance targets for the first performance group will be based on an equal weighting of (i) the Company's adjusted earnings per share compounded annual growth rate, and (ii) the Company's revenue, excluding trucking and less-than-truckload fuel surcharge, compounded annual growth rate, which will apply to 33% of the PRSU award. Performance targets for the second performance group will be based on the ranking of (i) the Company's total compounded annual revenue growth rate, and (ii) the Company's return on net tangible assets, when compared to the Company's relative peer group of public truckload carriers, as identified by the Compensation Committee, which applies to 67% of the PRSU award.
The actual awards for either performance group could result in payments between 0% and 200% of the target award relative to the performance targets identified within either performance group. The resulting awards may then be multiplied by a factor between 75% and 125%, based on the Company's compound annual total stockholder return relative to the compound annual total stockholder return of a peer group of public truckload and less-than-truckload carriers and logistics companies. Any PRSUs earned will vest and shares of the Company’s common stock will be deliverable to each participant on or near January 31, 2029, subject to other vesting and forfeiture provisions.
In accordance with aligning equity grants with the Company’s long-term growth and revenue objectives, the Compensation Committee authorized time-based RSU awards to be granted on November 28, 2025 under the Omnibus Plan. The RSUs will vest in three increments as follows: 33% on January 31, 2027; 33% on January 31, 2028; and 34% on January 31, 2029, subject to continuous employment and other vesting and forfeiture provisions. The number of shares of the Company’s common stock to be issued to recipients will equal the RSU compensation target divided by the closing price of the Company’s common stock on the November 28, 2025 grant date.
The following chart lists the PRSU and RSU compensation targets (expressed in dollars) for the Company’s named executive officers:

Name	Position	RSU Award ($)	PRSU Award ($)
Kevin Knight	Executive Chairman	1,080,000	1,620,000
Adam Miller	Chief Executive Officer	1,280,000	1,920,000
Andrew Hess	Chief Financial Officer	400,000	600,000
Gary Knight	Vice Chairman	320,000	480,000
On November 4, 2025, the Compensation Committee also increased Mr. Hess' base salary from $500,000 to $550,000, effective November 8, 2025.
Knight-Swift Announces Retirement of General Counsel and Secretary
On November 7, 2025, the Company announced that Todd Carlson, General Counsel and Secretary, will retire effective January 1, 2026. Mr. Carlson will remain with the Company through the transition period to ensure a smooth handover of responsibilities. The Company thanks Mr. Carlson for his years of service and leadership.

ITEM 8.01	OTHER EVENTS
On November 7, 2025, the Company announced that on November 5, 2025 the Board declared a quarterly cash dividend of $0.18 per share of common stock. The dividend is payable to the Company's stockholders of record as of December 5, 2025, and is expected to be paid on December 22, 2025.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit	Description
Exhibit 99	Knight-Swift Transportation Holdings Inc. press release dated November 7, 2025, announcing quarterly cash dividend
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this report and the exhibit hereto may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical or current fact, are statements that could be deemed forward-looking statements, including, without limitation, statements relating to our declaration of quarterly dividends. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurance that future dividends will be declared. The declaration and amount of future dividends is subject to approval of the board of directors and various risks and uncertainties, including, but not limited to: our cash flow and cash needs; compliance with applicable laws; restrictions on the payment of dividends under existing or future financing arrangements; changes in tax laws relating to corporate dividends; deterioration in our financial condition or results; and those risks, uncertainties, and other factors identified from time-to-time in our filings with the Securities and Exchange Commission. Please refer to the last paragraph of the accompanying press release and various disclosures by the Company in other releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	November 7, 2025	/s/ Andrew Hess
Andrew Hess
Chief Financial Officer